UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

10701 South River Front Parkway, Suite 300
South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 29, 2016, Headwaters Incorporated (“we,” “Headwaters” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting of Headwaters shareholders scheduled to be held on Friday, February 3, 2017 (the “Special Meeting”) to, among other things, vote on the approval and adoption of the Merger Agreement (as defined below). As previously disclosed, on November 20, 2016, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Boral Limited (“Boral”) and Enterprise Merger Sub, Inc., a wholly-owned subsidiary of Boral (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Boral.

To clarify certain information published by third parties, we are providing supplemental disclosures to our Definitive Proxy Statement as set forth below. Important information concerning the proposed Merger is set forth in the Definitive Proxy Statement, which should be read in its entirety. The Definitive Proxy Statement is supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

Headwaters believes the additional information provided below is not material to Headwaters stockholders but is providing the supplemental disclosures to clarify certain information in the Definitive Proxy Statement. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

If you have any questions about any of the matters to be voted on at the Special Meeting, the Definitive Proxy Statement or this Current Report on Form 8-K, would like additional copies of the Definitive Proxy Statement or need to obtain proxy cards or other information related to the proxy solicitation, you may contact The Proxy Advisory Group, LLC, Headwaters’ proxy solicitor, at the address and telephone numbers listed below. You will not be charged for any of these documents that you request.

The Proxy Advisory Group, LLC
Address: 18 East 41st Street, Suite 2000, New York, NY 10017-6219
Stockholders Call Toll-Free: 888.337.7699 or 888.33.PROXY

Instructions for voting your shares at the Special Meeting are included with the Definitive Proxy Statement. If you have previously voted your shares and do not wish to change your vote, you do not need to take any further action. If you have previously voted your shares, voting again will supersede your previous vote, regardless of how you previously voted (i.e., by telephone, internet or mail).

SUPPLEMENTAL DISCLOSURE

Headwaters makes the following supplemental disclosures:

The following supplemental disclosure is added immediately following the third bullet point on page 98 of the Definitive Proxy Statement in the “Interests of Headwaters’ Directors and Named Executive Officers in the Merger”:

•                  Boral has not made offers to any of Headwaters senior executive officers, which includes the Chief Executive Officer, the Chief Financial Officer and the Vice President, General Counsel, or to any of our directors, for employment or directorships following the completion of the Merger, and Headwaters currently expects no such offers will be made.

The following supplemental disclosure is added on page 98 of the Definitive Proxy Statement immediately following the first paragraph under the heading “Interests of Headwaters’ Directors and Named Executive Officers in the Merger- Agreements with Named Executive Officers”:

During the course of the Merger negotiations, Boral indicated that it might wish to continue employment of the Headwaters business unit leaders, and therefore thought it prudent to modify existing change in control agreements with certain business unit leaders that were viewed as providing disincentives to continued employment. Accordingly, Boral and Headwaters agreed to have Headwaters amend existing change in control agreements for certain business unit leaders, including William Gehrmann, the leader of Headwaters’ largest business unit, to eliminate the loss of employment trigger, with the view towards removing the incentive for such business leaders to terminate employment following the closing of the Merger in order to receive potential change of control payments.  None of the change of control agreements for Headwaters’ senior executive officers was amended; their agreements retain the existing double trigger feature.

Important Additional Information

In connection with the proposed transaction, Headwaters has filed the Definitive Proxy Statement and other relevant documents concerning the proposed transaction with the SEC. The Definitive Proxy Statement was first mailed to Headwaters stockholders on or about January 3, 2017 and contains important information about the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS. Investors and security holders can obtain a copy of the Definitive Proxy Statement as well as other documents filed with the SEC free of charge at the SEC’s website at http://www.sec.gov. In addition, the Definitive Proxy Statement, the SEC filings that are incorporated by reference in the Definitive Proxy Statement and the other documents filed with the SEC by Headwaters may be obtained free of charge from Headwaters’ Investor Relations page on its corporate website at http://www.headwaters.com.

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expression. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) Headwaters may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction, including the obtaining of required regulatory approvals or clearances, may not be satisfied; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of Headwaters may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) Headwaters may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (10) other risks to consummation of the transaction, including the risk that the merger will not be consummated within the expected time period or at all; (11) the risks described from time to time in Headwaters’ reports filed with the SEC under the heading “Risk Factors,” including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of Headwaters’ filings with the SEC; and (12) general industry and economic conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, Headwaters undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2017

HEADWATERS INCORPORATED
(Registrant)

	By:	/s/ Kirk A. Benson
Kirk A. Benson
Chief Executive Officer
(Principal Executive Officer)